                                                                    Exhibit 99.1
             NEW HAMPSHIRE THRIFT BANCSHARES, INC. AND SUBSIDIARY
              UNAUDITED PRO FORMA COMBINED STATEMENT OF CONDITION
                              September 30, 1999

                                                                                    Actual            Proforma           Proforma
                                                                                Sept. 30, 1999       Adjustments      Sept. 30, 1999
                                                                               -----------------------------------------------------
ASSETS
Cash and due from banks                                                                $ 10,417        $  8,202           $ 18,619
Federal funds sold                                                                           60               -                 60
                                                                               -----------------------------------------------------
   Cash and cash equivalents                                                             10,477           8,202             18,679
Securities available-for-sale                                                            48,581               -             48,581
Other investments                                                                        12,515               -             12,515
Loans held-for-sale                                                                       1,268               -              1,268
Loans receivable, net                                                                   260,212          79,955            340,167
Accrued interest receivable                                                               2,070             372              2,442
Bank premises and equipment, net                                                          8,361           1,185              9,546
Investments in real estate                                                                  520               -                520
Real estate owned and property acquired in settlement of loans                              594               -                594
Goodwill                                                                                  3,028          11,250             14,278
Other assets                                                                              5,037             104              5,141
                                                                               -----------------------------------------------------
    Total assets                                                                        352,663         101,068            453,731
                                                                               =====================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Checking accounts (non-interest-bearing)                                                 17,160          10,745             27,905
Savings and interest-bearing checking accounts                                          153,678          53,566            207,244
Time deposits                                                                           107,469          35,742            143,211
                                                                               -----------------------------------------------------
    Total deposits                                                                      278,307         100,053            378,360
Other borrowed funds                                                                      3,165               -              3,165
Securities sold under agreement to repurchase                                             8,084             206              8,290
Advances from Federal Home Loan Bank                                                     15,000               -             15,000
Accrued expenses and other liabilities                                                    4,293             809              5,102
                                                                               -----------------------------------------------------
    Total liabilities                                                                   308,849         101,068            409,917
                                                                               -----------------------------------------------------
Guaranteed preferred beneficial interest in junior subordinated debentures               16,907               -             16,907
                                                                               -----------------------------------------------------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Preferred stock, $.01 par value per share: 2,500,000 shares authorized,
  no shares issued or outstanding                                                             -               -                  -
Common stock, $.01 par value per share: 5,000,000 shares authorized,
  2,479,858 shares issued and 2,106,685 shares outstanding at
  September 30, 1999                                                                         25               -                 25
Paid-in capital                                                                          17,384               -             17,384
Retained earnings                                                                        13,453               -             13,453
Accumulated other comprehensive income                                                   (1,505)              -             (1,505)
                                                                               -----------------------------------------------------
                                                                                         29,357               -             29,357
Treasury stock, at cost, 373,173 shares as of September 30, 1999                         (2,450)              -             (2,450)
                                                                               -----------------------------------------------------
    Total shareholders' equity                                                           26,907               -             26,907
                                                                               -----------------------------------------------------
    Total liabilities and shareholders' equity                                         $352,663        $101,068           $453,731
                                                                               =====================================================

________________________________________________________________________________
On August 12, 1999, the Company issued approximately $16.9m in Capital Trust Preferred Securities in connection with its acquisition of three New London Trust, FSB branches. Proceeds from the issuance are reflected in the actual results of the Company as of September 30, 1999.

                                                                    Exhibit 99.1

             NEW HAMPSHIRE THRIFT BANCSHARES, INC. AND SUBSIDIARY
               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                 For the Nine Months Ended September 30, 1999

                                                                         Actual                Proforma               Proforma
                                                                     Sept. 30, 1999           Adjustments          Sept. 30, 1999
                                                                    --------------------------------------------------------------
Interest income
  Interest on loans                                                      $   14,233            $    4,850             $   19,083
  Interest and dividends on investments                                       2,765                   786                  3,551
                                                                    --------------------------------------------------------------
     Total interest income                                                   16,998                 5,636                 22,634
                                                                    --------------------------------------------------------------
Interest expense
  Interest on deposits                                                        7,624                 2,756                 10,380
  Interest on advances and other borrowed money                                 503                   969                  1,472
                                                                    --------------------------------------------------------------
     Total interest expense                                                   8,127                 3,725                 11,852
                                                                    --------------------------------------------------------------

       Net interest income                                                    8,871                 1,911                 10,782

Provision for loan losses                                                        90                     -                     90
                                                                    --------------------------------------------------------------

       Net interest income after provision for loan losses                    8,781                 1,911                 10,692

Other income
  Loan origination and customer service fees                                  1,317                   215                  1,532
  Net gain (loss) on sale of securities                                          36                     -                     36
  Gain on sale of property acquired in settlement of loans                       31                     -                     31
  Net gain on sale of loans                                                     160                     -                    160
  Net gain (loss) on sale of property and equipment                               -                     -                      -
  Rental income                                                                 248                    45                    293
  Brokerage service income                                                      123                     -                    123
                                                                    --------------------------------------------------------------
     Total other income                                                       1,915                   260                  2,175
                                                                    --------------------------------------------------------------
Other expenses
  Salaries and employee benefits                                              3,764                   600                  4,364
  Occupancy expenses                                                          1,372                   144                  1,516
  Advertising and promotion                                                     230                     -                    230
  Depositors' insurance                                                         103                     4                    107
  Outside services                                                              386                     -                    386
  Amortization of goodwill                                                      185                   566                    751
  Other expenses                                                              1,270                   187                  1,457
                                                                    --------------------------------------------------------------
     Total other expenses                                                     7,310                 1,501                  8,811
                                                                    --------------------------------------------------------------

Income before provision for income taxes                                      3,386                   670                  4,056

Provision for income taxes                                                    1,006                   200                  1,206
                                                                    --------------------------------------------------------------

Net income                                                               $    2,380            $      470             $    2,850
                                                                    ==============================================================

Earnings per common share, basic                                         $     1.13            $     0.22             $     1.35
                                                                    ==============================================================

Earnings per common share, assuming dilution                             $     1.12            $     0.22             $     1.34
                                                                    ==============================================================

Shares outstanding, basic                                                 2,106,000             2,106,000              2,106,000
Shares outstanding, assuming dilution                                     2,125,000             2,125,000              2,125,000

--------------------------------------------------------------------------------
On August 12, 1999, the Company issued approximately $16.9m in Capital Trust Preferred Securities in connection with its acquisition of three New London Trust, FSB branches. Pro forma information is presented assuming the NHTB Capital Trust Preferred Security was issued on January 1, 1998. Actual net interest income associated with the issuance is reflected in the actual results of the Company as of September 30, 1999. Pro forma net interest income adjustments are reflected in the pro forma adjustment column.

                                                                    Exhibit 99.1

             NEW HAMPSHIRE THRIFT BANCSHARES, INC. AND SUBSIDIARY

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1998

                                                                           Actual               Proforma               Proforma
                                                                       Dec. 31, 1998          Adjustments           Dec. 31, 1998
                                                                      ------------------------------------------------------------
Interest income
  Interest on loans                                                    $     20,023            $    6,466           $      26,489
  Interest and dividends on investments                                       3,240                 1,230                   4,470
                                                                      ------------------------------------------------------------
     Total interest income                                                   23,263                 7,696                  30,959
                                                                      ------------------------------------------------------------
Interest expense
  Interest on deposits                                                       11,832                 3,675                  15,507
  Interest on advances and other borrowed money                                 352                 1,517                   1,869
                                                                      ------------------------------------------------------------
     Total interest expense                                                  12,184                 5,192                  17,376
                                                                      ------------------------------------------------------------

       Net interest income                                                   11,079                 2,504                  13,583

Provision for loan losses                                                       120                    -                      120
                                                                      ------------------------------------------------------------

       Net interest income after provision for loan losses                   10,959                 2,504                  13,463

Other income
  Loan origination and customer service fees                                  1,650                    287                  1,937
  Net gain (loss) on sale of securities                                         153                     -                     153
  Gain on sale of property acquired in settlement of loans                       -                      -                     -
  Net gain on sale of loans                                                     372                     -                     372
  Net gain (loss) on sale of property and equipment                               6                     -                       6
  Rental income                                                                 335                     60                    395
  Brokerage service income                                                      127                     -                     127
                                                                      ------------------------------------------------------------
     Total other income                                                       2,643                    347                  2,990
                                                                      ------------------------------------------------------------
Other expenses
  Salaries and employee benefits                                              4,222                    800                  5,022
  Occupancy expenses                                                          1,738                    192                  1,930
  Advertising and promotion                                                     254                      -                    254
  Depositors' insurance                                                         139                      5                    144
  Outside services                                                              640                      -                    640
  Amortization of goodwill                                                      247                    755                  1,002
  Other expenses                                                              1,640                    249                  1,889
                                                                      ------------------------------------------------------------
     Total other expenses                                                     8,880                  2,001                 10,881
                                                                      ------------------------------------------------------------

Income before provision for income taxes                                      4,722                    850                  5,572

Provision for income taxes                                                    1,603                    289                  1,892
                                                                      ------------------------------------------------------------

Net income                                                             $      3,119            $       561          $       3,680
                                                                      ============================================================

Earnings per common share, basic                                       $       1.49            $      0.27          $        1.76
                                                                      ============================================================

Earnings per common share, assuming dilution                           $       1.47            $      0.26          $        1.73
                                                                      ============================================================

Shares outstanding, basic                                                 2,093,000              2,093,000              2,093,000
Shares outstanding, assuming dilution                                     2,122,000              2,122,000              2,122,000

________________________________________________________________________________
On August 12, 1999, the Company issued approximately $16.9m in Capital Trust Preferred Securities in connection with its acquisition of three New London Trust, FSB branches. Net interest income information presented in the pro forma column assumes the NHTB Capital Trust Preferred Security was issued on January 1, 1998.